SMITH BARNEY CONCERT ALLOCATION SERIES  INC.

Supplement dated March 7,  1997
 to Class Z Shares Prospectus dated November 19, 1996

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	The Board of Directors of the Smith Barney Concert Series (the
"Series") has voted to change the name of the Series to the Smith Barney Concert Allocation Series Inc., effective February 24, 1997. Management believed that the insertion of the word "allocation " is necessary to differentiate the current Series portfolios with other funds that will carry the Concert name.

	This change in name does not represent a change in the investment policies or objectives of the Series. Rather, by adding the word allocation, the name will better define the Series investment strategy-
to allocate the investments of the individual portfolios in a number of other Smith Barney Mutual Funds, based on the investment objective of each portfolio.
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	Effective October 14, 1996, the Board of Directors of Smith Barney
World Funds, Inc. has approved permitting the Global Government Bond Portfolio to invest in the government securities of less developed countries that are rated below investment grade. (The Global Government Bond Portfolio is one of the fixed income funds available for investment by certain of the Portfolios of Smith Barney Concert Series.)

	Thus, the following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under: Description of Underlying Smith Barney Funds - Fixed Income Funds - Global Government Bond Portfolio:


	Investments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. Such countries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Countries may be added to or deleted from this list as economic and political conditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. The investment adviser does not intend to invest more than 10% of the Fund's assets in the government securities of less developed countries and will not invest more than 5% of the Fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders.




FD 01281 3/97